MUTUAL TERMINATION AGREEMENT
This MUTUAL TERMINATION AGREEMENT, is made as of April 17, 2023 (this “Agreement”), by and among American Electric Power Company, Inc. (“AEP”), a New York corporation, AEP Transmission Company, LLC (“AEP TransCo”), a Delaware limited liability company (AEP and AEP TransCo are each referred to individually as a “Seller,” and, collectively, as “Sellers”), and Liberty Utilities Co., a Delaware corporation (“Purchaser”). Sellers and Purchaser are each referred to individually in this Agreement as a “Party” and collectively as the “Parties.” Capitalized terms used herein but not defined herein shall have the meaning assigned thereto in the SPA (as defined below).
RECITALS:
WHEREAS, the Parties are party to that certain Stock Purchase Agreement, dated as of October 26, 2021 (as amended from time to time, including by that certain First Amendment to the Stock Purchase Agreement, dated as of September 29, 2022, and that certain Second Amendment to the Stock Purchase Agreement, dated as of January 16, 2023, the “SPA”).
WHEREAS, pursuant to Section 8.1(a) of the SPA, the SPA may be terminated at any time prior to the Closing by mutual written consent of the Parties.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Sellers and Purchaser hereby agree as follows:
1.Termination. The Parties hereby mutually terminate the SPA, effective immediately upon the execution of this Agreement by the Parties, with this Agreement constituting the requisite mutual written consent of the Parties required to terminate the SPA pursuant to Section 8.1(a) thereof. Each of the Parties agrees that, notwithstanding anything to the contrary set forth in the SPA, the SPA (including Section 8.4 thereof) is hereby and forthwith of no further force and effect, except that Section 4.3(b) of the SPA shall survive the termination of the SPA pursuant to this Agreement (and for the avoidance of doubt, this Agreement and the Confidentiality Agreement, as amended pursuant to Section 4.3(b) of the SPA, shall survive termination of the SPA).
2.Release. Notwithstanding anything to the contrary set forth in the SPA (including Section 8.4 thereof) or otherwise, other than Section 4.3(b) of the SPA, (a) each of the Parties, on behalf of itself and each of its Affiliates and each of their respective heirs, executors, administrators, successors and assigns, HEREBY IRREVOCABLY, UNCONDITIONALLY AND COMPLETELY WAIVES AND RELEASES and forever discharges the other Parties and each of their Releasees of and from all debts, demands, Actions, causes of action, suits, accounts, covenants, Contracts, damages, claims, costs, charges, expenses, fees (including attorney’s, financial advisor’s or other fees) and other Liabilities whatsoever of every name and nature, whether in law or in equity or otherwise (and whether fixed or contingent, known or unknown, current, eventual or future, certain or uncertain, liquidated or unliquidated, suspected or unsuspected, asserted or unasserted, matured or unmatured or otherwise), in respect of, arising out of or otherwise related to, directly or indirectly, the SPA, the transactions contemplated by the SPA or the termination of the SPA and (b) each of the Parties shall not, and shall not permit any of its Affiliates or their respective Representatives to, make any claim or demand or commence any Action asserting any claim or demand against any of the other Parties or their Affiliates’ or any of their respective Releasees with respect to, arising out of or otherwise relating to, directly or indirectly, any Liabilities or other matters released pursuant to this Section 2, including any claim of contribution or any indemnification for or in respect of or otherwise relating to the Termination Fee, Willful Breach or Fraud. Nothing in this Section 2 shall (i) constitute a waiver, release or discharge by any Party with respect to any claim arising under this Agreement or under the Confidentiality Agreement or (ii) apply to any claim, demand or Action by any Party or their Affiliates’ or any of their respective Releasees to enforce the rights and obligations imposed pursuant to this Agreement or the Confidentiality Agreement.
3.Public Announcement. Each of Purchaser and Sellers (or their designated Affiliates) shall issue a press release announcing the termination of the SPA in form and substance mutually agreed upon by the Parties. Other than such mutually agreed upon press release, without the prior written consent of the other Parties, each of the Parties agrees it shall keep the terms of this Agreement strictly confidential and not issue any press release or make any other public statements, whether written, oral, or electronic, with respect to the SPA, this Agreement or any of the transactions contemplated hereby or thereby, including the termination of the SPA, and shall not issue any such press release or make any such public statement, whether written, oral, or electronic, prior to such consultation, except (and notwithstanding anything in the Confidentiality Agreement to the contrary) (a) as such Party reasonably concludes (after consultation with counsel) to be required by applicable Law (including securities Laws, rules or regulations), court process or by obligations pursuant to any listing agreement with, or other applicable rules or regulations of, any national securities exchange or national securities quotation system (including the Toronto Stock Exchange) and (b) for such statements that are consistent in all material respects with the mutually agreed press release or other written statements for which the other Parties have provided their prior written consent. Notwithstanding anything to the contrary in this Agreement or in the Confidentiality Agreement, neither this Section 3 nor Section 4 shall prohibit any Party or its Affiliates from (i) communicating with any Governmental Entity regulating or having jurisdiction over such Person or representing the interests of customers of such Person to the extent reasonably necessary to respond to such Governmental Entity’s questions, concerns, requests for information or discovery processes regarding the SPA, this Agreement or any of the transactions contemplated hereby or thereby or (ii) providing accurate, complete and factual information in any communication with, or in any proceeding before, any Governmental Entity.
4.Mutual Non-Disparagement. The Parties shall not, and shall cause their Affiliates and their respective officers, directors, managers, employees and agents, and shall instruct their respective advisors, not to, directly or indirectly, make any public statements, comments or communications relating to the subject matter of this Agreement or the transactions contemplated by the SPA that would reasonably be expected to constitute disparagement of any other Party or any of their Affiliates or their respective officers, directors, managers, employees or agents or that may reasonably be considered to be derogatory or detrimental to the good name or business reputation of any other Party or any of their Affiliates or their respective officers, directors, managers, employees or agents. Where applicable, the obligations in the foregoing sentence apply to any public statements, comments, or communications in any form, whether oral, written, or electronic, excluding internal announcements and communications by a Party or its Affiliates and any communications between the Parties and their attorneys. The Parties further agree that they will not in any way solicit any such public statements, comments, or communications.
5.Regulatory Proceedings. The Parties shall, and shall cause their Affiliates and each of their respective Representatives to, use reasonable best efforts to cooperate with each other in connection with the prompt withdrawal of any applications to, or termination of proceedings before, any Governmental Entity or under any applicable Law, in each case to the extent applicable and requested by a Party, in connection with the transactions contemplated by the SPA.
6.Representations and Warranties. Each of the Parties hereby represents and warrants to the other Parties that (a) such Party has all necessary power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, including the termination of the SPA, (b) the execution, delivery and performance by such Party of this Agreement and the consummation of the transactions contemplated hereby, including the termination of the SPA, have been duly and validly authorized by all necessary action on the part of such Party and no other proceedings on the part of such Party are necessary to authorize the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the termination of the SPA, and (c) this Agreement has been duly and validly executed and delivered by such Party and, assuming the due authorization, execution and delivery of this Agreement by each of the other Parties, constitutes a valid, legal and binding agreement of such Party, enforceable against such Party in accordance with its terms, subject to the Enforceability Exceptions.
7.Miscellaneous.
a.No Admission. Neither this Agreement nor any negotiations, documents, discussions, facts, acts, omissions, or performances associated with this Agreement or any of the matters contemplated by this Agreement, shall be deemed or construed to be an admission or acknowledgement by, or evidence of any violation of, the SPA, or any other Contract between or among the Parties or any of their respective Affiliates, any statute or law or of any Liability or wrongdoing whatsoever.
b.Amendment. This Agreement may be amended, modified, or supplemented only by written agreement of Sellers and Purchaser.
c.Waivers and Consents. Except as otherwise provided in this Agreement, any failure of Sellers or Purchaser to comply with any obligation, covenant, agreement or condition herein may be waived by the Person entitled to the benefits thereof only by a written instrument signed by such Person granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. All remedies, either under this Agreement or by Law or otherwise afforded, shall be cumulative and not alternative.
d.Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of Sellers and Purchaser and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by Sellers or Purchaser, without the prior written consent of Sellers (in the case of an assignment by Purchaser) or of Purchaser (in the case of assignment by Sellers).
e.No Third-Party Beneficiaries. Except for the provisions of Section 2, with respect to which each Releasee is an expressly intended third-party beneficiary thereof, this Agreement is not intended to confer in or on behalf of any Person not a Party (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

f.Governing Law. This Agreement (as well as any claim or controversy arising out of or relating to this Agreement or the transactions contemplated hereby) shall be governed by and construed in accordance with the Laws of the State of New York.
g.Expenses. All legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs and expenses.
h.Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.
i.Entire Agreement. This Agreement and the Confidentiality Agreement embody the entire agreement and understanding of Sellers and Purchaser in respect of the transactions contemplated by this Agreement. This Agreement and the Confidentiality Agreement supersede all prior agreements and understandings between Sellers, on the one hand, and Purchaser, on the other hand, with respect to the matters contemplated hereby.
j.Delivery. This Agreement may be executed in multiple counterparts (each of which shall be deemed an original, but all of which together shall constitute one and the same instrument). Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature.
k.Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 7(K).
l.Submission to Jurisdiction. Sellers and Purchaser irrevocably agree that any Action arising out of or relating to this Agreement brought by a Party (or any of their respective successors or assigns) shall be brought and determined in any state or federal court sitting in the State of New York, within the Borough of Manhattan, City of New York, and Sellers and Purchaser hereby irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their property, generally and unconditionally, with regard to any such Action arising out of or relating to this Agreement and the transactions contemplated hereby. Sellers and Purchaser agree not to commence any Action relating thereto except in the courts described above in New York, other than

Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Sellers and Purchaser further agree that notice as provided herein shall constitute sufficient service of process and Sellers and Purchaser further waive any argument that such service is insufficient. Sellers and Purchaser hereby irrevocably and unconditionally waive, and agree not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the Action in any such court is brought in an inconvenient forum, (ii) the venue of such Action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
m.Specific Performance. Sellers and Purchaser agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, Sellers and Purchaser shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any state or federal court sitting in the State of New York, this being in addition to any other remedy to which they are entitled at law or in equity. Sellers and Purchaser hereby further waive (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security as a prerequisite to obtaining equitable relief.
n.Other Interpretive Matters. Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation apply: (i) whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter, and the singular includes the plural, and the plural includes the singular; (ii) the words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires; the word “including” or any variation thereof means “including, without limitation” and does not limit any general statement that it follows to the specific or similar items or matters immediately following it; the word “or” shall be disjunctive but not exclusive; references to “written” or “in writing” include in electronic form; (iii) the division of this Agreement into Sections and the insertion of headings are for convenience of reference only and do not affect, and shall not be utilized in construing or interpreting, this Agreement, and all references in this Agreement to any “Section” are to the corresponding Section of this Agreement unless otherwise specified; and (iv) each Party acknowledges that it and its attorney have been given an equal opportunity to negotiate the terms and conditions of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party or any similar rule operating against the drafter of an agreement shall not be applicable to the construction or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AMERICAN ELECTRIC POWER COMPANY, INC.

DocuSigned by:

By: Charles E Zebula

Name: Charles E. Zebula

Title: Executive Vice President – Portfolio Optimization

AEP TRANSMISSION COMPANY, LLC

DocuSigned by:

By: Charles E Zebula

Name: Charles E. Zebula

Title: Vice President

LIBERTY UTILITIES CO.

By: ________________________

Name:

Title:

By: ________________________

Name:

Title:

[*Signature Page to Mutual Termination Agreement*]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AMERICAN ELECTRIC POWER COMPANY, INC.

By: ______________________________

Name:

Title:

AEP TRANSMISSION COMPANY, LLC

By: ______________________________

Name:

Title:

LIBERTY UTILITIES CO.

By: ______________________________

Name: Jody Allison

Title: President

By: ______________________________

Name: Macdara Nash

Title: Vice-President

[*Signature Page to Mutual Termination Agreement*]